EXHIBIT 4(s)

FORM OF RIDER

(RETIREMENT INCOME CHOICESM 1.6)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[1.55%]
Designated Allocation Group B:	[1.10%]
Designated Allocation Group C:	[0.70%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

RGMB 37 0809	(1	(Income-Single) (09/2012)

ARTICLE I CONTINUED

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 37 0809	(2	(Income-Single) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s death.

The withdrawal percentage is determined by the attained age (age at last birthday) of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the annuitant’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentage will be reset based on the attained age at the time of the automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 - 58]	[0.0%]
[59 - 64]	[4.0%]
[65 - 79]	[5.0%]
[80 +]	[6.0%]

If the annuitant is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the annuitant’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant. Proof of survival and the issue ages may be required by the Company.

If the annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

RGMB 37 0809	(3	(Income-Single) (09/2012)

ARTICLE III CONTINUED

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or

4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 37 0809	(4	(Income-Single) (09/2012)

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies, this rider will terminate.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the policy value on the maximum annuity commencement date. If the annuitant should die before the sum of all income payments received equals or exceeds the policy value on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentages which may not be the same as this rider’s percentages.

At the time upgrade, the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

3)	the date of the annuitant’s death;

4)	the date you elect to upgrade (as described in Article IV of this rider);

5)	the date you elect to receive annuity payments under your policy; and

6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 37 0809	(5	(Income-Single) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 37 0809	(A-1)	(Income-Single) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 - $5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above.

Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 37 0809	(A-2)	(Income-Single) (09/2012)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE WITH DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[1.95%]
Designated Allocation Group B:	[1.50%]
Designated Allocation Group C:	[1.10%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

RGMB 37 0809	(1	(Income/Death-Single) (09/2012)

ARTICLE I CONTINUED

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 37 0809	(2	(Income/Death-Single) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s death.

The withdrawal percentage is determined by the attained age (age at last birthday) of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the annuitant’s 59th birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentage will be reset based on the attained age at the time of automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 - 58]	[0.0%]
[59 - 64]	[4.0%]
[65 - 79]	[5.0%]
[80 +]	[6.0%]

If the annuitant is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the annuitant’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant. Proof of survival and the issue ages may be required by the Company.

If the annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

RGMB 37 0809	(3	(Income/Death-Single) (09/2012)

ARTICLE III CONTINUED

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or

4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75]% from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 37 0809	(4	(Income/Death-Single) (09/2012)

ARTICLE III CONTINUED

RIDER DEATH BENEFIT

Upon the annuitant’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the greater of the base policy death benefit or the guaranteed minimum death benefit, if applicable, and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies, this rider will terminate. No additional death benefit will be paid under this rider at this time.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid. If these payments are elected but the annuitant dies before the rider death benefit equals zero, the annuitant’s beneficiary will receive a death benefit equal to the rider death benefit.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the greater of the policy value or the rider death benefit on the maximum annuity commencement date. If the annuitant should die before the sum of all income payments received equals or exceeds the greater of the policy value or the rider death benefit on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentage which may not be the same as this rider’s percentages.

At the time of upgrade, the rider death benefit will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

RGMB 37 0809	(5	(Income/Death-Single) (09/2012)

ARTICLE IV CONTINUED

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

3)	the date of the annuitant’s death;

4)	the date you elect to upgrade (as described in Article IV of this rider);

5)	the date you elect to receive annuity payments under your policy; and

6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 37 0809	(6	(Income/Death-Single) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 37 0809	(A-1)	(Income/Death-Single) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 - $5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above.

Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 37 0809	(A-2)	(Income/Death-Single) (09/2012)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[1.95%]
Designated Allocation Group B:	[1.40%]
Designated Allocation Group C:	[1.00%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

RGMB 38 0809	(1)	(Income-Single - Enh) (09/2012)

ARTICLE I CONTINUED

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 38 0809	(2	(Income-Single - Enh) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s death.

The withdrawal percentage is determined by the attained age (age at last birthday) of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the annuitant’s 59th birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentage will be reset based on the attained age at the time of the automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 - 58]	[0.0%]
[59 - 64]	[4.0%]
[65 - 79]	[5.0%]
[80 +]	[6.0%]

If the annuitant is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the annuitant’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant. Proof of survival and the issue ages may be required by the Company.

If the annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

RGMB 38 0809	(3	(Income-Single - Enh) (09/2012)

ARTICLE III CONTINUED

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or

4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 38 0809	(4	(Income-Single - Enh) (09/2012)

ARTICLE III CONTINUED

INCOME ENHANCEMENT OPTION

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period - [180] days within the last [365] days.

Hospital - An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, 3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians, and 5) has medical, surgical and diagnostic facilities or access to such facilities.

Medical Necessity - Confinement prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

Nursing Facility - A facility, or that part of a facility, which: 1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a nursing facility or an Alzheimer’s disease facility; and 2) provides care prescribed by a physician and performed or supervised by a registered graduate nurse, in addition to room and board accommodations, 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis; and 3) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one Doctor; and 4) maintains a clinical record of each patient.

A nursing facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a nursing facility and the insured person’s assigned bed must be included as a part of such license.

The term “nursing facility” does not include, for example: 1) a hospital (except as provided above); 2) a rehabilitation hospital,

3) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcoholism; 4) a home for the aged; 5) a rest home, community living center, or a place that provides domestic, resident, retirement or educational care; 6) assisted living facilities; 7) personal care homes; 8) residential care facilities; 9) adult foster care facilities; 10) congregate care facilities; 11) family and group assisted living facilities; 12) personal care boarding homes; 13) domiciliary care homes; 14) basic care facilities; or 15) similar facilities.

Physician - A Doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

Waiting Period - [12] months from the rider date.

If the annuitant is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period, benefits from this option are available provided that the waiting period requirement has been satisfied. The elimination period and waiting period do not need to occur consecutively. The income enhancement option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the annuitant is no longer confined as described above. The increase in the withdrawal percentage provided by this option will be as follows:

Attained Age at First Withdrawal	Income Enhancement Option Increase Percentage
[59 +]	[50%]

RGMB 38 0809	(5	(Income-Single - Enh) (09/2012)

ARTICLE III CONTINUED

As an example of the income enhancement option benefit, assume that the first withdrawal under the rider was taken at attained age 72 and the applicable withdrawal percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the withdrawal percentage will be increased by the income enhancement option increase percentage applicable for attained age 72. The applicable attained age is based on the first withdrawal of any amount from the policy value under the rider itself, and is not based on any withdrawal under the income enhancement option, unless that withdrawal is also the first withdrawal of any policy value under the rider itself.

If the income enhancement option increase percentage for attained age 72 is 100%, then the income enhancement option benefit provides an additional 5.0% to the withdrawal percentage resulting in a total withdrawal percentage of 10.0% while the income enhancement option benefit continues to be available.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement must be deemed satisfactory to us. Confirmation of confinement may be a statement from a physician or a hospital or nursing facility administrator and any other information deemed necessary by us to confirm confinement. When confinement has ceased, the withdrawal percentage will be as indicated in the guaranteed lifetime withdrawal benefit provision previously described in this Article. If confinement ceases and the rider remains active, you may re-qualify by satisfying the elimination period requirement and the benefits under this option will be available.

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies, this rider will terminate.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the policy value on the maximum annuity commencement date. If the annuitant should die before the sum of all income payments received equals or exceeds the policy value on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentages which may not be the same as this rider’s percentages.

At the time upgrade, the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

RGMB 38 0809	(6	(Income-Single - Enh) (09/2012)

ARTICLE IV CONTINUED

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

3)	the date of the annuitant’s death;

4)	the date you elect to upgrade (as described in Article IV of this rider);

5)	the date you elect to receive annuity payments under your policy; and

6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 38 0809	(7	(Income-Single - Enh) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 38 0809	(A-1)	(Income-Single - Enh) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 - $5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above.

Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 38 0809	(A-2)	(Income-Single - Enh) (09/2012)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE WITH DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[2.25%]
Designated Allocation Group B:	[1.80%]
Designated Allocation Group C:	[1.40%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

RGMB 38 0809	(1	(Income/Death-Single - Enh) (09/2012)

ARTICLE I CONTINUED

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 38 0809	(2	(Income/Death-Single - Enh) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s death.

The withdrawal percentage is determined by the attained age (age at last birthday) of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the annuitant’s 59th birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentage will be reset based on the attained age at the time of the automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 -58]	[0.0%]
[59 -64]	[4.0%]
[65 -79]	[5.0%]
[80 +]	[6.0%]

If the annuitant is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the annuitant’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant. Proof of survival and the issue ages may be required by the Company.

If the annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and
F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

RGMB 38 0809	(3	(Income/Death-Single - Enh) (09/2012)

ARTICLE III CONTINUED

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or
4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 38 0809	(4	(Income/Death-Single - Enh) (09/2012)

ARTICLE III CONTINUED

RIDER DEATH BENEFIT

Upon the annuitant’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the greater of the base policy death benefit or the guaranteed minimum death benefit, if applicable, and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

INCOME ENHANCEMENT OPTION

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period - [180] days within the last [365] days.

Hospital - An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, 3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians, and 5) has medical, surgical and diagnostic facilities or access to such facilities.

Medical Necessity - Confinement prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

Nursing Facility - A facility, or that part of a facility, which: 1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a nursing facility or an Alzheimer’s disease facility; and 2) provides care prescribed by a physician and performed or supervised by a registered graduate nurse, in addition to room and board accommodations, 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis; and 3) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one Doctor; and 4) maintains a clinical record of each patient.

A nursing facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a nursing facility and the insured person’s assigned bed must be included as a part of such license.

The term “nursing facility” does not include, for example: 1) a hospital (except as provided above); 2) a rehabilitation hospital,

3) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcoholism; 4) a home for the aged; 5) a rest home, community living center, or a place that provides domestic, resident, retirement or educational care; 6) assisted living facilities; 7) personal care homes; 8) residential care facilities; 9) adult foster care facilities; 10) congregate care facilities; 11) family and group assisted living facilities; 12) personal care boarding homes; 13) domiciliary care homes; 14) basic care facilities; or 15) similar facilities.

RGMB 38 0809	(5	(Income/Death-Single - Enh) (09/2012)

ARTICLE III CONTINUED

Physician - A Doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

Waiting Period - [12] months from the rider date.

If the annuitant is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period, benefits from this option are available provided that the waiting period requirement has been satisfied. The elimination period and waiting period do not need to occur consecutively. The income enhancement option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the annuitant is no longer confined as described above. The increase in the withdrawal percentage provided by this option will be as follows:

Attained Age at First Withdrawal	Income Enhancement Option Increase Percentage
[59 +]	[50%]

As an example of the income enhancement option benefit, assume that the first withdrawal under the rider was taken at attained age

72 and the applicable withdrawal percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the withdrawal percentage will be increased by the income enhancement option increase percentage applicable for attained age 72. The applicable attained age is based on the first withdrawal of any amount from the policy value under the rider itself, and is not based on any withdrawal under the income enhancement option, unless that withdrawal is also the first withdrawal of any policy value under the rider itself.

If the income enhancement option increase percentage for attained age 72 is 100%, then the income enhancement option benefit provides an additional 5.0% to the withdrawal percentage resulting in a total withdrawal percentage of 10.0% while the income enhancement option benefit continues to be available.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement must be deemed satisfactory to us. Confirmation of confinement may be a statement from a physician or a hospital or nursing facility administrator and any other information deemed necessary by us to confirm confinement. When confinement has ceased, the withdrawal percentage will be as indicated in the guaranteed lifetime withdrawal benefit provision previously described in this Article. If confinement ceases and the rider remains active, you may re-qualify by satisfying the elimination period requirement and the benefits under this option will be available.

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies, this rider will terminate. No additional death benefit will be paid under this rider at this time.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid. If these payments are elected but the annuitant dies before the rider death benefit equals zero, the annuitant’s beneficiary will receive a death benefit equal to the rider death benefit.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the greater of the policy value or the rider death benefit on the maximum annuity commencement date. If the annuitant should die before the sum of all income payments received equals or exceeds the greater of the policy value or the rider death benefit on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RGMB 38 0809	(6	(Income/Death-Single - Enh) (09/2012)

ARTICLE IV CONTINUED

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentage which may not be the same as this rider’s percentages.

At the time of upgrade, the rider death benefit will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

3)	the date of the annuitant’s death;

4)	the date you elect to upgrade (as described in Article IV of this rider);

5)	the date you elect to receive annuity payments under your policy; and

6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 38 0809	(7	(Income/Death-Single - Enh) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 38 0809	(A-1)	(Income/Death-Single - Enh) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 - $5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above.

Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 38 0809	(A-2)	(Income/Death-Single - Enh) (09/2012)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[1.55%]
Designated Allocation Group B:	[1.10%]
Designated Allocation Group C:	[0.70%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]
Annuitant’s Spouse:	[Jane Doe]
Annuitant’s Spouse’s Issue Age/Sex:	[35 / Female]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse cannot be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the policy to which this rider is attached are the annuitant and the annuitant’s spouse.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

RGMB 37 0809	(1)	(Income-Joint) (09/2012)

ARTICLE I CONTINUED

Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 37 0809	(2	(Income-Joint) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The withdrawal percentage is determined by the attained age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the younger of the living spouse’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentage will be reset based on the attained age of the younger of the living spouses at the time of the automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 -58]	[0.0%]
[59 -64]	[3.5%]
[65 -79]	[4.5%]
[80 +]	[5.5%]

If the younger of the annuitant and the annuitant’s spouse is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the younger of the living spouse’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant or annuitant’s spouse being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant and annuitant’s spouse. Proof of survival and the issue ages may be required by the Company.

If the younger of the spouses’ ages has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

RGMB 37 0809	(3	(Income-Joint) (09/2012)

ARTICLE III CONTINUED

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or

4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 37 0809	(4	(Income-Joint) (09/2012)

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies and the surviving spouse is the sole beneficiary, the rider continues until the death of the surviving spouse.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the policy value on the maximum annuity commencement date. If the annuitant or annuitant’s spouse should die before the sum of all income payments received equals or exceeds the policy value on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentage which may not be the same as this rider’s percentages.

At the time of upgrade the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

3)	the later of the annuitant’s or annuitant’s spouse’s death;

4)	the date you elect to upgrade (as described in Article IV of this rider);

5)	the date you elect to receive annuity payments under your policy; and

6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 37 0809	(5	(Income-Joint) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows: Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 37 0809	(A-1)	(Income-Joint) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 - $5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above.

Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 37 0809	(A-2)	(Income-Joint) (09/2012)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE WITH DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[1.90%]
Designated Allocation Group B:	[1.45%]
Designated Allocation Group C:	[1.05%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]
Annuitant’s Spouse:	[Jane Doe]
Annuitant’s Spouse’s Issue Age/Sex:	[35 / Female]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse cannot be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the policy to which this rider is attached are the annuitant and the annuitant’s spouse.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

RGMB 37 0809	(1	(Income/Death-Joint) (09/2012)

ARTICLE I CONTINUED

Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please	see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 37 0809	(2	(Income/Death-Joint) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The withdrawal percentage is determined by the attained age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the younger of the living spouse’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentages will be reset based on the attained age of the younger of the living spouses at the time of the automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 -58]	[0.0%]
[59 -64]	[3.5%]
[65 -79]	[4.5%]
[80 +]	[5.5%]

If the younger of the annuitant and the annuitant’s spouse is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the younger of the living spouse’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant or annuitant’s spouse being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant and annuitant’s spouse. Proof of survival and the issue ages may be required by the Company.

If the younger of the spouses’ ages has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

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ARTICLE III CONTINUED

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or

4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the 10th rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

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RIDER DEATH BENEFIT

Upon the later of the annuitant or the annuitant’s spouse’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the greater of the base policy death benefit or the guaranteed minimum death benefit, if applicable, and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies and the surviving spouse is the sole beneficiary, the rider continues until the death of the surviving spouse. No additional death benefit will be paid under this rider at this time.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the greater of the policy value or the rider death benefit on the maximum annuity commencement date. If the annuitant or annuitant’s spouse should die before the sum of all income payments received equals or exceeds the greater of the policy value or the rider death benefit on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentage which may not be the same as this rider’s percentages.

At the time of upgrade, the rider death benefit will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

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TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

3)	the later of the annuitant’s or annuitant’s spouse’s death;

4)	the date you elect to upgrade (as described in Article IV of this rider);

5)	the date you elect to receive annuity payments under your policy; and

6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 37 0809	(6	(Income/Death-Joint) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 37 0809	(A-1)	(Income/Death-Joint) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 - $5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above.

Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 37 0809	(A-2)	(Income/Death-Joint) (09/2012)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[2.05%]
Designated Allocation Group B:	[1.60%]
Designated Allocation Group C:	[1.20%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]
Annuitant’s Spouse:	[Jane Doe]
Annuitant’s Spouse’s Issue Age/Sex:	[35 / Female]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse cannot be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the policy to which this rider is attached are the annuitant and the annuitant’s spouse.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

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Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 38 0809	(2	(Income-Joint - Enh) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The withdrawal percentage is determined by the attained age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the younger of the living spouse’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentage will be reset based on the attained age of the younger of the living spouses at the time of the automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 -58]	[0.0%]
[59 -64]	[3.5%]
[65 - 79]	[4.5%]
[80 +]	[5.5%]

If the younger of the annuitant and the annuitant’s spouse is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the younger of the living spouse’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant or annuitant’s spouse being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant and annuitant’s spouse. Proof of survival and the issue ages may be required by the Company.

If the younger of the spouses’ ages has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

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ARTICLE III CONTINUED

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or

4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

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INCOME ENHANCEMENT OPTION

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period - [180] days within the last [365] days.

Hospital - An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, 3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians, and 5) has medical, surgical and diagnostic facilities or access to such facilities.

Medical Necessity - Confinement prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

Nursing Facility - A facility, or that part of a facility, which: 1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a nursing facility or an Alzheimer’s disease facility; and 2) provides care prescribed by a physician and performed or supervised by a registered graduate nurse, in addition to room and board accommodations, 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis; and 3) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one Doctor; and 4) maintains a clinical record of each patient.

A nursing facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a nursing facility and the insured person’s assigned bed must be included as a part of such license.

The term “nursing facility” does not include, for example: 1) a hospital (except as provided above); 2) a rehabilitation hospital,

3) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcoholism; 4) a home for the aged; 5) a rest home, community living center, or a place that provides domestic, resident, retirement or educational care; 6) assisted living facilities; 7) personal care homes; 8) residential care facilities; 9) adult foster care facilities; 10) congregate care facilities; 11) family and group assisted living facilities; 12) personal care boarding homes; 13) domiciliary care homes; 14) basic care facilities; or 15) similar facilities.

Physician - A Doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

Waiting Period - [12] months from the rider date.

If either the annuitant or the annuitant’s spouse is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period, benefits from this option are available provided that the waiting period requirement has been satisfied. The elimination period and waiting period do not need to occur consecutively. The income enhancement option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the qualifying person or persons are no longer confined as described above. The increase in the withdrawal percentage provided by this option will be as follows:

Attained Age at First Withdrawal	Income Enhancement Option Increase Percentage
[59+]	[50%]

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ARTICLE III CONTINUED

As an example of the income enhancement option benefit, assume that the first withdrawal under the rider was taken at attained age

72 and the applicable withdrawal percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the withdrawal percentage will be increased by the income enhancement option increase percentage applicable for attained age 72. The applicable attained age is based on the first withdrawal of any amount from the policy value under the rider itself, and is not based on any withdrawal under the income enhancement option, unless that withdrawal is also the first withdrawal of any policy value under the rider itself.

If the income enhancement option increase percentage for attained age 72 is 100%, then the income enhancement option benefit provides an additional 5.0% to the withdrawal percentage resulting in a total withdrawal percentage of 10.0% while the income enhancement option benefit continues to be available.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement must be deemed satisfactory to us. Confirmation of confinement may be a statement from a physician or a hospital or nursing facility administrator and any other information deemed necessary by us to confirm confinement. When confinement has ceased, the withdrawal percentage will be as indicated in the guaranteed lifetime withdrawal benefit provision previously described in this Article. If confinement ceases and the rider remains active, you may re-qualify by satisfying the elimination period requirement and the benefits under this option will be available.

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies and the surviving spouse is the sole beneficiary, the rider continues until the death of the surviving spouse.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the policy value on the maximum annuity commencement date. If the annuitant or annuitant’s spouse should die before the sum of all income payments received equals or exceeds the policy value on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentage which may not be the same as this rider’s percentages.

At the time of upgrade the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

RGMB 38 0809	(6	(Income-Joint - Enh) (09/2012)

ARTICLE IV CONTINUED

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;

2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

3)	the later of the annuitant’s or annuitant’s spouse’s death;

4)	the date you elect to upgrade (as described in Article IV of this rider);

5)	the date you elect to receive annuity payments under your policy; and

6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 38 0809	(7	(Income-Joint - Enh) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 38 0809	(A-1)	(Income-Joint - Enh) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 -$5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above. Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 38 0809	(A-2)	(Income-Joint - Enh) (09/2012)

Home Office: [4333 Edgewood Road N.E.] [Cedar Rapids, Iowa 52499] [(319)355-8511]

A Stock Company (Hereafter called the Company, we, our or us)

RETIREMENT INCOME CHOICE WITH DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

All provisions of the policy that do not conflict with this rider apply to this rider. In the event of any conflict between the provisions of this rider and the provisions of the policy, the provisions of this rider shall prevail over the provisions of the policy.

Rider Data Specification

Policy Number:	[12345]
Rider Date:	[07/01/2012]
Growth Rate Percentage:	[5.00%]

Rider Fee Percentages:
Designated Allocation Group A:	[2.40%]
Designated Allocation Group B:	[1.95%]
Designated Allocation Group C:	[1.55%]

Annuitant:	[John Doe]

Annuitant’s Issue Age/Sex:	[35 / Male]
Annuitant’s Spouse:	[Jane Doe]
Annuitant’s Spouse’s Issue Age/Sex:	[35 / Female]

ARTICLE I

You may cancel this rider on the close of business before midnight of the thirtieth calendar day after you received it and no rider fees will be assessed.

If you elect this rider, 100% of your policy value must be in one or more of the designated investment options.

You can generally transfer between the designated investment options as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated investment option while this rider is in force. If you wish to make a transfer to a non-designated investment option, this rider must be terminated, as described in Article IV, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse cannot be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the policy to which this rider is attached are the annuitant and the annuitant’s spouse.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Investment Options

Investment options authorized for use with this rider and identified by us as designated investment options.

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

RGMB 38 0809	(1	(Income/Death-Joint - Enh) (09/2012)

ARTICLE I CONTINUED

Gross Partial Withdrawal

The amount by which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The fees charged for the benefits under this rider. The fees will be charged on a rider quarterly basis by the Company.

Rider Monthiversary

The same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Quarter

The last business day of each rider quarter, or the next business day if our Administrative Office or the New York Stock Exchange are closed.

Rider Withdrawal Amount

The maximum amount that can be withdrawn from the policy each rider year without causing an excess withdrawal under the terms of this rider and thus reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Valuation Period

The period of time from one determination of the value of a subaccount to the next. Such determinations are made when the value of the assets and liabilities of each subaccount is calculated. This is generally the close of business on each day on which the New York Stock Exchange is open.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

RIDER FEES

The rider fee is deducted on each rider quarter in arrears. The fee is calculated and stored at issue and at each subsequent rider quarter for the upcoming quarter. The rider fee percentage will not change during the first five rider years, and will only change thereafter due to an automatic step-up. You will be notified of any increase in the rider fee percentage. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider quarter.

The stored fee will be adjusted for new deposits, transfers among designated investment options and excess withdrawals made during the rider quarter.

Fees will be calculated and stored on the day the rider is issued and at the beginning of each rider quarter. They will be deducted automatically from each investment option on a pro rata basis at the end of each rider quarter. The annual fee percentages for each designated allocation group are shown on page 1, in the Rider Data Specification section.

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4).

1)	Withdrawal Base;

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value;

3)	Total policy value;

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year.

Please see the Appendix attached to this rider which illustrates how the rider fee is calculated.

RGMB 38 0809	(2	(Income/Death-Joint - Enh) (09/2012)

ARTICLE III

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can receive up to the rider withdrawal amount each rider year, regardless of the policy value, (either through withdrawals or payments, where payments are equal to the rider withdrawal amount if your policy value equals zero) until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The withdrawal percentage is determined by the attained age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the younger of the living spouse’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade or automatic step-up and redetermined at that time. Upon automatic step-up, the withdrawal percentage will be reset based on the attained age of the younger of the living spouses at the time of the automatic step-up. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage
[0 - 58]	[0.0%]
[59 - 64]	[3.5%]
[65 - 79]	[4.5%]
[80 +]	[5.5%]

If the younger of the annuitant and the annuitant’s spouse is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the younger of the living spouse’s [59th] birthday. Withdrawals prior to age 59 1/2 will be subject to the 10% penalty tax.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Also, if the policy value equals zero, you will need to request payments by selecting the amount and frequency in accordance with the policy provisions to which this rider attaches, equal to the rider withdrawal amount. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant or annuitant’s spouse being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant and annuitant’s spouse. Proof of survival and the issue ages may be required by the Company.

If the younger of the spouses’ ages has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed, and any fees charged for this rider would be returned. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the investment options was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount, if any. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

RGMB 38 0809	(3	(Income/Death-Joint - Enh) (09/2012)

ARTICLE III CONTINUED

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During any rider year, the withdrawal base is increased by subsequent premium payments (not including premium enhancements, if any), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest policy value on a rider [monthiversary] for the current rider year; or

4)	The current withdrawal base immediately prior to rider anniversary processing increased by the growth rate percentage.

Item 3) above will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up on the rider anniversary if the withdrawal base is set equal to the policy value or the highest policy value on a rider [monthiversary.] This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee and withdrawal percentages may be changed due to an automatic step-up, but there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentages shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us, however you are eligible for future automatic step-ups. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee or withdrawal percentages will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 38 0809	(4	(Income/Death-Joint - Enh) (09/2012)

ARTICLE III CONTINUED

RIDER DEATH BENEFIT

Upon the later of the annuitant or the annuitant’s spouse’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the greater of the base policy death benefit or the guaranteed minimum death benefit, if applicable, and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

INCOME ENHANCEMENT OPTION

THE INCOME ENHANCEMENT OPTION IS NOT LONG TERM CARE INSURANCE

Definitions applicable to this option:

Elimination Period - [180] days within the last [365] days.

Hospital - An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, 3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians, and 5) has medical, surgical and diagnostic facilities or access to such facilities.

Medical Necessity - Confinement prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

Nursing Facility - A facility, or that part of a facility, which: 1) is licensed to operate pursuant to the laws and regulations of the state in which it is located as a nursing facility or an Alzheimer’s disease facility; and 2) provides care prescribed by a physician and performed or supervised by a registered graduate nurse, in addition to room and board accommodations, 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis; and 3) has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one Doctor; and 4) maintains a clinical record of each patient.

A nursing facility may be either a freestanding facility or a distinct part of a facility such as a ward, wing, unit, or swing bed of a hospital or other institution. If the facility complex to which an insured person is confined consists of wards, wings, floors, units, or swing-beds, the area of the facility in which such insured person is confined must be licensed as a nursing facility and the insured person’s assigned bed must be included as a part of such license.

The term “nursing facility” does not include, for example: 1) a hospital (except as provided above); 2) a rehabilitation hospital,

3) a place which is primarily for treatment of mental or nervous disorders, drug addiction, or alcoholism; 4) a home for the aged; 5) a rest home, community living center, or a place that provides domestic, resident, retirement or educational care; 6) assisted living facilities; 7) personal care homes; 8) residential care facilities; 9) adult foster care facilities; 10) congregate care facilities; 11) family and group assisted living facilities; 12) personal care boarding homes; 13) domiciliary care homes; 14) basic care facilities; or 15) similar facilities.

RGMB 38 0809	(5	(Income/Death-Joint - Enh) (09/2012)

ARTICLE III CONTINUED

Physician - A Doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

Waiting Period -[12] months from the rider date.

If either the annuitant or the annuitant’s spouse is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period, benefits from this option are available provided that the waiting period requirement has been satisfied. The elimination period and waiting period do not need to occur consecutively. The income enhancement option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the qualifying person or persons are no longer confined as described above. The increase in the withdrawal percentage provided by this option will be as follows:

Attained Age at First Withdrawal	Income Enhancement Option Increase Percentage
[59 +]	[50%]

As an example of the income enhancement option benefit, assume that the first withdrawal under the rider was taken at attained age

72 and the applicable withdrawal percentage is 5.0%. If the qualification conditions for this option are met at any later date, then the withdrawal percentage will be increased by the income enhancement option increase percentage applicable for attained age 72. The applicable attained age is based on the first withdrawal of any amount from the policy value under the rider itself, and is not based on any withdrawal under the income enhancement option, unless that withdrawal is also the first withdrawal of any policy value under the rider itself.

If the income enhancement option increase percentage for attained age 72 is 100%, then the income enhancement option benefit provides an additional 5.0% to the withdrawal percentage resulting in a total withdrawal percentage of 10.0% while the income enhancement option benefit continues to be available.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement must be deemed satisfactory to us. Confirmation of confinement may be a statement from a physician or a hospital or nursing facility administrator and any other information deemed necessary by us to confirm confinement. When confinement has ceased, the withdrawal percentage will be as indicated in the guaranteed lifetime withdrawal benefit provision previously described in this Article. If confinement ceases and the rider remains active, you may re-qualify by satisfying the elimination period requirement and the benefits under this option will be available.

ARTICLE IV

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is the annuitant dies and the surviving spouse is the sole beneficiary, the rider continues until the death of the surviving spouse. No additional death benefit will be paid under this rider at this time.

ANNUITIZATION

On the maximum annuity commencement date, as described in your policy, you will have the option to receive lifetime income payments that are no less than your rider withdrawal amount each year. This option will also guarantee that the sum of all income payments received over time will equal or exceed the greater of the policy value or the rider death benefit on the maximum annuity commencement date. If the annuitant or annuitant’s spouse should die before the sum of all income payments received equals or exceeds the greater of the policy value or the rider death benefit on the maximum annuity commencement date, the annuitant’s beneficiary will receive a final payment equal to the difference.

RGMB 38 0809	(6	(Income/Death-Joint - Enh) (09/2012)

ARTICLE IV CONTINUED

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is selected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage and rider fee percentage which may not be the same as this rider’s percentages.

At the time of upgrade, the rider death benefit will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, at our Home Office, in a written form acceptable to the Company, to process the upgrade.

TERMINATION

This rider will terminate upon the earliest of:

1)	the date the policy to which this rider is attached terminates;
2)	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;
3)	the later of the annuitant’s or annuitant’s spouse’s death;
4)	the date you elect to upgrade (as described in Article IV of this rider);
5)	the date you elect to receive annuity payments under your policy; and
6)	the date you notify us in writing of your intention to terminate this rider (this date must be within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter).

Termination of the rider will result in the loss of all benefits provided by the rider.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 38 0809	(7	(Income/Death-Joint - Enh) (09/2012)

APPENDIX

The quarterly fee is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal Base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group value

3)	Total policy value

4)	Number of days in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for additional premium payments and excess withdrawals is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base change (i.e. withdrawal base after the transaction minus the withdrawal base before the transaction)

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total transaction amount

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The fee adjustment for fund transfers is calculated as follows:

Multiply (1) by (2) divided by (3) multiplied by (4) where:

1)	Withdrawal base

2)	Sum of each designated allocation group rider fee percentage multiplied by the applicable designated allocation group transaction amount

3)	Total policy value

4)	Number of days remaining in the rider quarter divided by the number of days within the applicable rider year

The following two examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Initial Policy Value	Additional Premium Used in Example 2
Group A	2.50%	$50,000	$5,000
Group B	2.40%	$30,000	$3,000
Group C	2.30%	$20,000	$2,000

Example 1: Calculation at rider issue for first quarter fee assuming an initial withdrawal base of $100,000.

= 100,000 * [(50,000*0.0250) + (30,000*0.0240) + (20,000*0.0230)] / 100,000 * (91/365)

= 100,000 * (1,250 + 720 + 460) / 100,000 * (91/365)

= 100,000 * 2,430/100,000 * (91/365)

= 2,430 * (91/365)

= $605.84

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter (invested as shown above). The withdrawal base change and total transaction amount equal $10,000.

Fee adjustment as follows:

= 10,000 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (20/365)

= 10,000 * (125 + 72 + 46) / 10,000 * (20/365)

= 10,000 * 243/10,000 * (20/365)

= 243 * (20/365)

= $13.32

Total fee assessed at end of first rider quarter (assuming no further rider fee adjustments):

= 13.32 + 605.84

= $619.16

RGMB 38 0809	(A-1)	(Income/Death-Joint - Enh) (09/2012)

The following three examples use assumed fees and values listed in the table below. The assumed rider year is not a leap year.

Designated Allocation Group	Fee	Policy Value	Partial Withdrawal Used in Example 4	Fund Transfer Used in Example 5
Group A	2.50%	$49,000	$-5,000	$-5,000
Group B	2.40%	$29,000	$-3,000	$3,000
Group C	2.30%	$19,000	$-2,000	$2,000

Example 3: Calculation for second quarter fee at beginning of second rider quarter, assuming withdrawal base of $110,000 and policy value of $97,000 invested as above.

= 110,000 * [(49,000*0.0250) + (29,000*0.0240) + (19,000*0.0230)] / 97,000 * (91/365)

= 110,000 * (1,225 + 696 + 437) / 97,000 * (91/365)

= 110,000 * 2,358/97,000 * (91/365)

= 2,674.02 * (91/365)

= $666.67

Example 4: Calculation for second quarter fee assuming beginning values as in Example 3 above, plus adjustment for partial withdrawal of $10,000 taken with 40 days remaining in the second rider quarter. Assumes withdrawal percentage of 5%, policy value of $97,000 prior to the transaction and change in withdrawal base as follows:

Rider Withdrawal Amount (RWA) = Withdrawal Base * Withdrawal Percentage = 110,000 * .05 = $5,500

Excess Withdrawal = Difference between assumed withdrawal amount and RWA = 10,000 - 5,500 = $4,500

Withdrawal Base Adjustment = Max (Excess Withdrawal, Excess Withdrawal * Withdrawal Base prior to withdrawal / Policy Value after RWA has been withdrawn but before excess withdrawal) = Max [4,500, 4,500 * 110,000 / (97,000-5,500)] = Max (4,500, 5,409.84) = $5,409.84

Fee adjustment as follows:

= -5,409.84 * [(5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 10,000 * (40/365)

= -5,409.84 * (125 + 72 + 46) / 10,000 * (40/365)

= -5,409.84 * 243/10,000 * (40/365)

= -131.46 * (40/365)

= $-14.41

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 666.67 - 14.41

= $652.26

The new Withdrawal Base = $110,000 - $5,409.84 = $104,590.16

Example 5: Calculation for fund transfer occurring during second quarter with 25 days remaining in the rider quarter, assuming beginning values as in Example 3 and withdrawal adjustment as in Example 4 above.

Withdrawal Base = $104,590.16 and assumed policy value of $90,000. Fund transfer amount of $5,000 as allocated in table above. Fee adjustment as follows:

= 104,590.16 * [(-5,000*0.0250) + (3,000*0.0240) + (2,000*0.0230)] / 90,000 * (25/365)

= 104,590.16 * (-125 + 72 + 46) / 90,000 * (25/365)

= 104,590.16 * -7/90,000 * (25/365)

= -8.13 * (25/365)

= $-0.56

Total fee assessed at end of second rider quarter (assuming no further rider fee adjustments):

= 652.26 - 0.56

= $651.70

RGMB 38 0809	(A-2)	(Income/Death-Joint - Enh) (09/2012)